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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 3, 1999 (except for note 16 which is as of June 10, 1999) in the Registration Statement (Form S-1) and related Prospectus of Genetronics Biomedical Ltd. for the registration of 4,142,611 shares of its common stock.


                                                  "ERNST & YOUNG LLP"
Vancouver, Canada
October 4, 1999.                                  Chartered Accountants